                                                                   EXHIBIT 10.40

          THIS SUPPLEMENTAL AGREEMENT is entered into as of June 3, 1994,
                                                            ------    --
between PAINEWEBBER REAL ESTATE SECURITIES INC. ("PWRES") and Sutter Mortgage
                                                              ---------------
Corp, DBA:Parkside Financial ("Seller").


                             PRELIMINARY STATEMENT
                             ---------------------

          PWRES offers a Cash Window Funding Program and a Conduit Funding Program (collectively, "PWRES Purchase Programs") which provide funding to Seller after Seller has successfully closed single-family residential mortgage loans. This Supplemental Agreement enables Seller as a user of one or more of the PWRES Purchase Programs to accelerate the sale of those single-family residential mortgage loans to PWRES to the closing date provided that all the requirements of the applicable PWRES Purchase Program are satisfied.

          The parties hereto agree as follows:

          Section 1:  Definitions.
                      -----------

          "Cash Account": A separate cash account established and maintained by Seller at Paine Webber Real Estate Securities Inc. under the conditions set forth in Section 2.

          "Cash Account Adjustment": An adjustment to the Cash Account Balance pursuant to a Cash Account Adjustment Notice.

          "Cash Account Adjustment Notice": The cash account adjustment notice, in the form of Exhibit D, to be used by Purchaser to notify Seller of any adjustment to the Cash Account Balance.

          "Cash Account Balance": The net amount of funds in the Cash Account.

          "Cash Account Interest Accrual": The simple interest calculation posted on the last Business Day of each month resulting from the product of each Business Day's Cash Account Balance and Cash Account Interest Rate.

          "Cash Account Interest Rate": The opening federal funds rate for each Business Day. The opening federal funds rate on a Business Day shall be counted as the Cash Account Interest Rate until the next Business Day.

          "Cash Account Wire Instructions": The wire instructions, set forth in a letter in the form of Exhibit C, to be used for the payment of funds to Seller.

          "Collateral": The Mortgage Loans (including all servicing rights related thereto), any Custodial Account, the Cash Account and the proceeds of any and all of the foregoing.

          "Disbursement Amount": With respect to a Mortgage Loan the amount set forth on the Dry/Cash Window, Conduit Loan Purchase Detail in the "DISBURSEMENT AMOUNT" column.

          "Dry/Cash Window, Conduit Loan Purchase Detail": A loan purchase detail in the form of Exhibit A hereto.

          "Escrow Agent": The agent appointed by a Title Insurance Company to administer the closing of a Mortgage Loan.

          "Escrow Agent Wire Instructions": With respect to a Mortgage Loan the wire instructions set forth on the related Dry/Cash Window, Conduit Loan Purchase Detail on the "WIRE INSTRUCTIONS" line.

          "Purchase Price": The amount set forth in the PWRES Purchase Agreement as the "Purchase Price" .

          "PWRES Purchase Agreement": The Mortgage Loan Purchase Agreement used in connection with the Cash Window Funding Program or the Mortgage Loan Purchase Agreement used in connection with the Conduit Funding Program, as applicable.

          "PWRES Purchase Program": The PWRES Cash Window Funding Program or the PWRES Conduit Funding Program, as applicable.

          "Supplemental Amount": With respect to each Mortgage Loan an amount equal to the Disbursement Amount less the Purchase Price.

          "Title Insurance Company": A title insurance company acceptable to Purchaser.

          "Withdrawal/Deposit Notice": A notice, substantially in the form of Exhibit B, delivered by Seller to PWRES, from time to time, in connection with withdrawals from and deposits to the Cash Account.

          "Wire Fee": For each disbursement relating to PWRES' purchase of a Mortgage Loan, a fee payable to PWRES by Seller.

          Capitalized terms used but not deflned herein shall have the meanings set forth in the PWRES Purchase Agreement.

     Section 2:  Cash Account.
                 ------------

     (a) Seller hereby authorizes and directs PWRES to create the Cash Account. The Cash Account shall be held in trust for Seller subject to the terms and conditions of this Section 2 and the PWRES Purchase Agreement. PWRES shall notify Seller, via electronic or facsimile transmission, of the Cash Account Balance on each Business Day that PWRES purchases a Mortgage Loan pursuant to the terms of this Supplemental Agreement and the PWRES Purchase Agreement.

     (b) PWRES shall credit the Cash Account for (i) any deposits therein by Seller upon Seller's written direction pursuant to a Withdrawal/Deposit Notice,
(ii) any amounts due Seller and payable by PWRES under the PWRES Purchase Program, (iii) any Supplemental Amount for any Mortgage Loan upon the refunding to PWRES of the Disbursement Amount for such Mortgage Loan by the Escrow Agent upon any failure to apply the Disbursement Amount in connection with the proposed funding of a Mortgage Loan, (iv) any credit pursuant to a Cash Account Adjustment and (v) any Cash Account Interest Accruals .

     (c) PWRES shall debit the Cash Account for (i) any withdrawals therefrom by Seller upon Seller's written direction pursuant to a Withdrawal/Deposit Notice, (ii) any amounts due PWRES and payable by Seller under any PWRES Purchase Program, (iii) the Supplemental Amount for any Mortgage Loan upon payment of the Disbursement Amount for such Mortgage Loan to the Escrow Agent by PWRES pursuant to Section 3(b) of this Supplemental Agreement, (iv) any debit pursuant to a Cash Account Adjustment and (v) any Wire Fees.

     (d) Upon termination of this Supplemental Agreement and payment in full of all obligations owing by Seller hereunder and under the Custodial Agreement, PWRES shall remit to Seller the Cash Account Balance.

     Section 3.  Procedure for Purchase of Mortgage Loans.
                 ----------------------------------------

     (a) Prior to PWRES' election to purchase any Mortgage Loan PWRES shall have received from Seller:

          (i) a Dry/Cash Window, Conduit Loan Purchase Detail containing all information required by the PWRES Purchase Agreement plus the Escrow Agent Wire Instructions; and

               (ii) all other documents required to be received by PWRES in
          Section 2 of the PWRES Purchase Agreement, provided, however, that, receipt by PWRES of a Dry/Cash Window, Conduit Loan Purchase Detail shall satisfy the requirement that a Loan Purchase Detail be received by PWRES

          (b) If PWRES elects to purchase a Mortgage Loan, rather than paying the Purchase Price in accordance with the Warehouse Lender's Instructions or the Seller's Wire Instructions, PWRES shall pay the Purchase Price in accordance with the terms of the Escrow Agent Wire Instructions.

          Section 4.   Applicability of Purchase Agreements.  Seller hereby
                       ------------------------------------
acknowledges that all other terms and conditions and all representations, warranties and covenants of Seller set forth in the applicable Purchase Agreements shall remain unaffected by this Supplemental Agreement.


          Section 5.   Construction. The headings in this Supplemental Agreement
                       ------------
are for convenience only and are not intended to influence its construction. References to Sections, Exhibits and Schedules in this Supplemental Agreement are to the Sections of and Exhibits and Schedules to this Supplemental Agreement. The Exhibits and Schedules are part of this Supplemental Agreement, and are incorporated herein by reference. The singular includes the plural, the plural the singular, and the words "and" and "or" are used in the conjunctive or disjunctive as the sense and circumstances may require.

     IN WITNESS WHEREOF, PWRES and Seller have duly executed this Supplemental Agreement gags of the date and year set forth on the cover page hereof.

                         PAINE WEBBER REAL ESTATE SECURITIES INC.


                         By: /s/ AL MARRAPODI
                            -------------------------------------
                         Name:      Al Marrapodi
                         Title:     Managing Director


                         By: /s/ RONALD MORCK
                            -------------------------------------
                         Name:   Ronald Morck
                         Title:  President
                         Address (if different from cover page):

                                                                       EXHIBIT A
                   PAINE WEBBER REAL ESTATE SECURITIES INC.
                 DRY/CASH WINDOW, CONDUIT LOAN PURCHASE DETAIL

                             CLIENT:_____________

                        EXPECTED DELIVERY DATE
                         OF MORTGAGE FILE IS:_____, 199_

                                                                DISBURSEMENT         NOTE        # OF MONTHS TO
                 LOAN #         LAST NAME        FACE AMOUNT       AMOUNT            RATE            MATURITY
              -----------      -----------      -------------  ---------------   -----------    -----------------
  LOAN        [TO BE COMPLETED  BY SELLER]
  DATA        [TO BE COMPLETED  BY CUSTODIAN]

               BANK NAME          CITY             STATE         ABA NUMBER          ACCT. #     TITLE COMPANY       ORDER#
              ----------       -----------      ------------   ---------------    -----------   -----------------   -------
  WIRE        [TO BE COMPLETED  BY SELLER]
INSTRUCTIONS

                                                              COMMITMENT         DELIVERY
             TAKEOUT INVESTOR   SALE PRICE      COMMITMENT #  EXPIRATION DATE        DATE
            ------------------  -----------     ------------  ----------------    ------------
  TAKEOUT     [TO BE COMPLETED  BY SELLER]
INFORMATION


                                                                 DISBURSEMENT        NOTE        # OF MONTHS TO
                 LOAN #         LAST NAME        FACE AMOUNT        AMOUNT           RATE            MATURITY
              -----------      -----------      -------------  ---------------   -----------    -----------------
  LOAN        [TO BE COMPLETED  BY SELLER]
  DATA        [TO BE COMPLETED  BY CUSTODIAN]

               BANK NAME          CITY             STATE         ABA NUMBER          ACCT. #     TITLE COMPANY       ORDER#
              ----------       -----------      ------------   ---------------    -----------   -----------------   -------
  WIRE        [TO BE COMPLETED  BY SELLER]
INSTRUCTIONS

                                                                COMMITMENT          DELIVERY
             TAKEOUT INVESTOR   SALE PRICE      COMMITMENT    EXPIRATION DATE         DATE
            ------------------  -----------     -----------  -----------------    ------------
  TAKEOUT     [TO BE COMPLETED  BY SELLER]
INFORMATION

                                                                       EXHIBIT B

                             [SELLER'S LETTERHEAD]


                    WITHDRAWAL/DEPOSIT NOTICE: CASH ACCOUNT



Please process a wire transfer representing a:

                                    WITHDRAWAL      [_]   (Please check
                                                          appropriate
                                    DEPOSIT         [_]   box)

From/To our Cash Account in the amount of $________

The funds should be transferred in accordance with the following instructions:

     Bank Name:
     City, State:
     ABA #
     Account Name
     Ref: [Name of Seller)

Deposits only require "Bank Name" and "City, State" information to be completed.



                                                  [SELLER]



                                                  By:__________________________
                                                  Name:________________________

                                                                       EXHIBIT C

                       [CASH ACCOUNT WIRE INSTRUCTIONS]

Paine Webber Real Estate Securities Inc.
1285 Avenue of the Americas
New York, New York 10019

          Re:  Dry Funding Program
               -------------------

Ladies and Gentlemen:

          Set forth below are the [Seller's] wire instructions applicable to the above-referenced Dry Funding Program with [Seller].

Wire Instructions :
-----------------

     Wire Location No.1            Wire Location No.2
     ------------------            ------------------

          Bank Name:                    Bank Name
          City, State:                  City, State
          ABA #:                        ABA #
          Account #:                    Account #
          Account Name:                 Account Name

          Please acknowledge receipt of this letter in the space provided below. This letter supersedes and replaces any prior notice specifying our wire instructions for the Dry Funding Program and shall remain in effect until superseded and replaced by a letter, in the form of this letter, executed by us and acknowledged by you.

                                    Very truly yours,

                                    [SELLER]


                                    By:__________________________________
                                    Name:________________________________
                                    Title:_______________________________

Receipt acknowledged by :

PAINE WEBBER REAL ESTATE SECURITIES INC.

By:  _____________________________________
Name:   Al Marrapodi
Title:  Managing Director

*Please add additional signatures of any person authorized to execute a Cash Account Withdrawal/Deposit Notice.

                                                                       EXHIBIT D

                       [CASH ACCOUNT ADJUSTMENT NOTICE]


                                                                          [Date]

To: [SELLER]

          Re: [SELLER'S CASH ACCOUNT #___]

     A journal entry will be processed today reflecting the following adjustment to your Cash Account Balance.


[_]  CREDIT OF $ ___________


[_]  DEBIT OF $  ___________


     Explanation is as follows: ________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

     Upon request, additional backup documentation will be provided.



                                       Very truly yours,

                                       PAINE WEBBER REAL ESTATE SECURITIES INC

                                       By:_____________________________________
                                       Name:___________________________________
                                       Title:__________________________________